SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2014

CURTISS-WRIGHT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-134	13-0612970
State or Other Jurisdiction of Incorporation or Organization	Commission File Number	IRS Employer Identification No.

13925 Ballantyne Corporate Place, Suite 400 Charlotte, North Carolina	28277
Address of Principal Executive Offices	Zip Code

Registrant's telephone number, including area code: (704) 869-4600

--------------

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Corporation is issuing this report to furnish supplemental financial information by reportable segment for each of the prior quarterly reporting periods to reflect the assets held for sale and completed divestitures as reported in the Corporation’s third quarter report on Form 10-Q filed on October 30, 2014. In addition, this supplemental financial information reflects the Corporation’s January 1, 2014 segment reorganization. This supplemental financial information for 2014 and 2013 has been reclassified to conform to the current period presentation.  This information will also be available on the investor relations section of the Corporation’s website.

CURTISS-WRIGHT CORPORATION and SUBSIDIARIES
SEGMENT INFORMATION (UNAUDITED)
(In thousands)

	Three Months Ended			Nine Months Ended
	3/31/2014	6/30/2014	9/30/2014	2014
Sales:
Commercial/Industrial	$265,100	$274,517	$273,107	$812,724
Defense	173,705	181,413	182,790	537,908
Energy	105,246	114,479	103,597	323,322
Total sales	$544,051	$570,409	$559,494	$1,673,954

Operating income:
Commercial/Industrial	$30,436	$36,083	$40,096	$106,615
Defense	22,406	24,173	26,974	73,553
Energy	15,529	18,274	17,491	51,294
Total segments	$68,371	$78,530	$84,561	$231,462
Corporate and other	(7,521)	(6,458)	(10,421)	(24,400)
Total operating income	$60,850	$72,072	$74,140	$207,062

Operating margins:
Commercial/Industrial	11.5%	13.1%	14.7%	13.1%
Defense	12.9%	13.3%	14.8%	13.7%
Energy	14.8%	16.0%	16.9%	15.9%
Total Curtiss-Wright	11.2%	12.6%	13.3%	12.4%

Segment margins	12.6%	13.8%	15.1%	13.8%

Diluted earnings per share *	$0.74	$0.87	$0.90	$2.52

CURTISS-WRIGHT CORPORATION and SUBSIDIARIES
SEGMENT INFORMATION (UNAUDITED)
(In thousands)

	Three Months Ended
	3/31/2013	6/30/2013	9/30/2013	12/31/2013	FY 2013
Sales:
Commercial/Industrial	$218,789	$240,637	$240,184	$255,688	$955,298
Defense	176,592	182,302	175,728	232,877	767,499
Energy	100,211	102,476	96,497	100,700	399,884
Total sales	$495,592	$525,415	$512,409	$589,265	$2,122,681

Operating income:
Commercial/Industrial	$18,644	$25,735	$31,145	$28,792	$104,316
Defense	16,853	29,434	25,521	44,880	116,688
Energy	14,774	15,752	15,102	11,612	57,240
Total segments	$50,271	$70,921	$71,768	$85,284	$278,244
Corporate and other	(9,755)	(12,077)	(6,138)	(13,974)	(41,944)
Total operating income	$40,516	$58,844	$65,630	$71,310	$236,300

Operating margins:
Commercial/Industrial	8.5%	10.7%	13.0%	11.3%	10.9%
Defense	9.5%	16.1%	14.5%	19.3%	15.2%
Energy	14.7%	15.4%	15.7%	11.5%	14.3%
Total Curtiss-Wright	8.2%	11.2%	12.8%	12.1%	11.1%

Segment margins	10.1%	13.5%	14.0%	14.5%	13.1%

Diluted earnings per share *	$0.47	$0.71	$0.79	$0.92	$2.90
* May not add due to rounding

The information contained in this Current Report is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CURTISS-WRIGHT CORPORATION

By: /s/ Glenn E. Tynan
Glenn E. Tynan
Vice President and
Chief Financial Officer

Date: November 4, 2014